Exhibit 10.3

EXECUTION VERSION

COMPANY  SHAREHOLDER SUPPORT AGREEMENT

THIS COMPANY SHAREHOLDER SUPPORT AGREEMENT (this “Agreement”), dated as of January 25, 2021, is entered into by and among ION Acquisition Corp. 1 Ltd.,  a  Cayman Islands exempted company (“ION”), Taboola.com Ltd., a company organized under the laws of the State of Israel (the “Company”), and the party listed on the signature pages hereto as a “Shareholder” (the “Shareholder”).

RECITALS

WHEREAS, concurrently herewith, ION, Toronto Sub Ltd., a Cayman Islands exempted company and a direct, wholly-owned subsidiary of the  Company (“Merger Sub”), and  the Company are entering into an Agreement and Plan of Merger substantially in the form attached hereto as Annex A (as amended, supplemented, restated or otherwise modified from time to time, the “Merger Agreement”; capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement);

WHEREAS, immediately prior to the Effective Time, each preferred share, with no par value, of the Company (each, a “Company Preferred Share”) will be converted into ordinary shares, with no par value, of the Company (each, a “Company Ordinary Share”) in accordance with the Organizational Documents of the Company  and immediately  following  such conversion, the Company shall effect a stock split of each Company Ordinary Share into such number of Company Ordinary Shares calculated in accordance with Section 2.01(b) of the Merger Agreement (such stock split, together with the conversion of Company Preferred Shares, the “Capital Restructuring”);

WHEREAS, at the Effective Time, upon the terms and subject to the conditions of the Merger Agreement and in accordance with the Cayman Islands Companies Law (2020 Revision), as amended or restated from time to time, Merger Sub will merge with and into ION (the “Merger”), with ION continuing as the surviving company after the Merger, as a result of which, ION will become a direct, wholly-owned subsidiary of the Company;

WHEREAS, as of the date hereof, the Shareholder is the record and “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of  1934,  as  amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”)) of and is entitled to dispose of and vote 1,920,086 Company Ordinary Shares, 6,021 Company Preferred A Shares, 9,026 Company Preferred B Shares, 9,941 Company Preferred B-1 Shares,  6,373 Company Preferred B-2 Shares, 10,585 Company Preferred C Shares, 10,269 Company Preferred D Shares, and 0 Company Preferred E Shares (collectively, the “Owned Shares”; the Owned Shares and any additional Company Ordinary Shares and/or Company Preferred Shares (or any securities convertible into or exercisable or exchangeable for Company Ordinary Shares and/or Company Preferred Shares) in which the Shareholder acquires record or beneficial ownership after the date hereof, including by purchase, as a result of a share dividend, share split, recapitalization, combination, reclassification, exchange or  change of  such shares, or upon  exercise or conversion of any securities, the “Covered Shares”);

WHEREAS, as a condition and inducement to the willingness of ION to enter into the Merger Agreement, ION, the Company and the Shareholder are entering into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be  legally  bound  hereby, ION, the  Company  and the Shareholder hereby agree as follows:

1.          Agreement to Vote. Subject to the earlier termination of this Agreement in accordance with Section 4, the Shareholder, in its capacity as a shareholder or proxy holder of the Company, irrevocably and unconditionally agrees that it shall,  and shall  cause any other holder  of record of the Shareholder’s Covered Shares to, validly execute and deliver to the Company,  on (or effective as of) the fifth (5th) day following the date that the notice of the Company Annual and Special Meeting is delivered by the Company,  the voting  proxy  in  substantially  the  form attached hereto as Exhibit A in respect of all of the Shareholder’s Covered Shares. In addition, prior to the Termination Date (as defined herein), the Shareholder, in its capacity as a shareholder or proxy holder of the Company, irrevocably and unconditionally agrees that, at any meeting of the shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting, however called  and including  any adjournment  or postponement  thereof) and in connection with any written consent of shareholders of the Company, the Shareholder shall, and shall cause any other holder of record of any of the Shareholder’s Covered Shares to:

(a)          if and when such meeting is held, appear at such meeting or otherwise cause the Shareholder’s Covered Shares to be counted as present thereat for the purpose of establishing a quorum;

(b)          execute and return an action by written consent (or vote, in person or by proxy), or validly execute and return and cause such consent to be granted with respect to (or cause to be voted at such meeting), all of the Shareholder’s Covered Shares owned as of the date that any written consent is executed by the Shareholder (or the  record date for such meeting)  in  favor  of the Company Transaction Proposals, as set forth on Exhibit A hereto;

(c)          execute and return an action by written consent (or vote, in person or by proxy), or validly execute and return and cause such consent to be granted with respect to (or cause to be voted at such meeting), all of the Shareholder’s Covered Shares against (A) any Company Business Combination or any Company Business Combination Proposal (as defined below) (in each case, other than the Transactions) and any other action or agreement that would reasonably be expected to (i) frustrate the purposes of, or materially impede, interfere with, delay, postpone or adversely affect the Transactions (including the consummation thereof), (ii) result in a breach  of  any covenant, representation or warranty or other obligation or agreement of the Company under the Merger Agreement or cause any of the conditions to Closing set forth in Article VII of the Merger Agreement not to be fulfilled or (iii) result in  a breach of any covenant, representation  or warranty or other obligation or agreement of the Shareholder contained in this Agreement and  (B)  any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of all or substantially all assets, reorganization, recapitalization,  dissolution, liquidation or winding up of or by the Company; and

(d)          in any other circumstances upon which a consent or other approval is required under the Company’s Organizational Documents or otherwise sought in furtherance of the Transactions, vote, consent or approve (or cause to be voted, consented or approved) all of the Shareholder’s Covered Shares owned at such time in favor thereof.

2.          Proxy.

(a)          The obligations of the Shareholder specified in Section 1 shall apply whether or not the Merger or any action described above is recommended by the board of directors of the Company or any committee thereof or the board of directors of the Company or any committee thereof has previously recommended the Merger or such action but changed such recommendation.

(b)          The Shareholder hereby irrevocably and unconditionally, to the fullest extent permitted by Applicable Legal Requirements,  appoints the Company, or any designee of the Company, for so long as the provisions of Section 1 remain in effect, as the Shareholder’s attorney- in-fact and proxy with full power of substitution, to vote, express consent or dissent and otherwise act (by written consent or otherwise) with respect to the Covered Shares, solely on the matters and in the manner specified in Section 1. This proxy (including, for the avoidance of doubt, any voting proxy delivered pursuant to Section 1) shall be valid for the duration of this Agreement.

(c)          THE PROXIES AND POWERS OF ATTORNEY GRANTED PURSUANT TO THIS SECTION 2 ARE IRREVOCABLE AND COUPLED WITH AN INTEREST. The Shareholder hereby affirms that the irrevocable proxy granted by Shareholder pursuant to this Section 2 (including, for the avoidance  of doubt,  any voting  proxy  delivered  pursuant  to Section 1) is granted in consideration of ION entering into this Agreement and the Merger Agreement and that such irrevocable proxy is given to secure the performance of the duties of the  Shareholder under this Agreement. The proxies and powers of attorney shall not  be terminated  by any act of  the Shareholder or by operation of law, by lack of appropriate power or authority, or by the occurrence of any other event or events and shall be binding upon all successors, assigns, heirs, beneficiaries and legal representatives of the Shareholder. The Shareholder hereby  revokes  all other proxies and powers of attorney on the matters specified in this Section 2 with respect to the Owned Shares that the Shareholder may have previously appointed or granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Shareholder with respect to any Covered Shares. All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the Shareholder and any obligation of the Shareholder under this Agreement shall be binding upon the heirs, personal representatives, and successors of the Shareholder.

3.          No Inconsistent Agreements. The Shareholder hereby covenants and agrees that the Shareholder shall not, at any time prior to the Termination Date (as defined below),  (i)  enter into any voting agreement or voting trust with respect to any of the Shareholder’s  Covered Shares that is inconsistent with the Shareholder’s obligations pursuant to this Agreement, (ii) grant a proxy or power of attorney with respect to any of the Shareholder’s Covered Shares that is inconsistent with the Shareholder’s obligations pursuant to this Agreement, or (iii) enter into any agreement or undertaking that is otherwise inconsistent with, or would  interfere with,  or prohibit  or prevent  it  from satisfying, its obligations pursuant to this Agreement.

4.          Termination. This Agreement shall terminate,  and no party shall have  any further obligations or liabilities under this Agreement, upon the earliest of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms or (iii)  the time  this  Agreement is terminated upon the mutual written agreement of ION, the Company and the Shareholder (the earliest such date under clause (i), (ii) and (iii) being referred to herein as the “Termination Date”); provided, that the provisions set forth in Sections 11  to 23 below  shall  survive  the termination  of this Agreement; provided further, that termination of this Agreement shall not relieve any party hereto from any liability for any willful breach of, or actual fraud in connection with,  this Agreement prior to such termination.

5.          Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants to the Company and ION as to itself as follows:

(a)          The Shareholder is the only record and beneficial owner (within  the  meaning  of Rule 13d-3 under the Exchange Act) of, and has good, valid and marketable title to, the Covered Shares, free and clear of Liens other than as created by this Agreement and Permitted Liens. As of the date hereof, other than the Owned Shares, the Shareholder does not own beneficially or of record any share capital of the Company (or any securities convertible into share capital of the Company).

(b)          The Shareholder (i) except as provided in this Agreement,  has full  voting  power, full power of disposition and full power to issue instructions with respect to the matters set forth herein, in each case, with respect to the Shareholder’s Covered Shares, (ii) has not entered into any voting agreement or voting trust or any other agreement or arrangement, including any proxy, consent or power of attorney, with respect to any of the Shareholder’s Covered Shares that is inconsistent with the Shareholder’s obligations pursuant to this Agreement, (iii) has not granted a proxy or power of attorney with respect to any of the Shareholder’s Covered Shares that is inconsistent with the Shareholder’s obligations pursuant to this Agreement, and has no knowledge and is not aware of any such proxy or power of attorney in effect, and (iv) has not entered into any agreement or undertaking that is otherwise inconsistent  with,  or would  interfere  with,  or prohibit  or prevent it from satisfying, its obligations  pursuant to this  Agreement, and has no knowledge  and is not aware of any such agreement or undertaking.

(c)          (A) If the Shareholder is a natural person, he or she has all the requisite power and authority and has taken all action necessary in order to execute and deliver this Agreement, to perform his or her obligations hereunder and to consummate the transactions contemplated hereby, and (B) if the Shareholder is not a natural person it (i) is a legal entity duly organized,  validly  existing and, to the extent such concept is applicable, in good standing under the Applicable Legal Requirements of the jurisdiction of its organization, and (ii) has all  requisite  corporate  or other power and authority and has taken all corporate or other action necessary in order to, execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the  Shareholder and constitutes a valid and binding agreement of the Shareholder enforceable against the Shareholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Applicable Legal Requirements  affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

(d)          Other than the filings, notices and reports pursuant to, in  compliance with  or required to be made under the Exchange Act, if any, no filings, notices, reports, consents, registrations, approvals, permits, waivers, expirations of waiting periods or authorizations are required to be obtained by the Shareholder from, or to be given  by the Shareholder  to, or  be made by the Shareholder with, any Governmental Entity in connection with the execution, delivery and performance by the  Shareholder of this Agreement, the  consummation of the transactions contemplated hereby or the Merger and the other transactions contemplated by the Merger Agreement.

(e)          The execution, delivery and performance of this Agreement by the Shareholder do not, and the consummation of the transactions contemplated hereby or the Merger and the other transactions contemplated by the Merger Agreement will not, constitute or result in (i) a breach or violation of, or a default  under, the Organizational Documents of the Shareholder (if the Shareholder is not a natural person), (ii) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) of or a default under, the  loss  of any benefit under, the creation, modification or  acceleration of any obligations  under  or the creation of a Lien on any of the properties, rights or assets of the Shareholder pursuant to any Contract binding upon the Shareholder or, assuming (solely with respect to performance of this Agreement and the transactions contemplated hereby), compliance with the matters referred to in Section 5(d), under any Applicable Legal Requirements to which the Shareholder is subject or (iii) any change in the rights or obligations of any party under any Contract legally  binding  upon the Shareholder,  except, in the case of clause (ii) or (iii) directly above, for any such breach, violation, termination, default, creation, acceleration or change that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay  or impair the Shareholder’s  ability to  perform  its obligations hereunder or to consummate the transactions  contemplated  hereby, the consummation of the Merger or the other transactions contemplated by the Merger Agreement.

(f)          As of the date of this Agreement, there is no action, proceeding or investigation pending against the Shareholder or, to the knowledge of the Shareholder, threatened against the Shareholder that questions the beneficial or record ownership of the Shareholder’s Owned Shares, that would reasonably be expected to question the validity of this Agreement or to prevent or materially impair, enjoin  or delay  the  ability  of the  Shareholder  to perform its  obligations  under this Agreement or to consummate the transactions contemplated hereby.

(g)          The Shareholder is a sophisticated stockholder and has adequate information concerning the business and financial condition of ION and the Company to make an informed decision regarding this Agreement and the other  transactions contemplated  by the  Merger Agreement and has independently and based on such information as the Shareholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. The Shareholder acknowledges that ION and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. The Shareholder acknowledges that the agreements contained herein with  respect to the Covered Shares owned by the Shareholder are irrevocable.

(h)          The Shareholder understands and acknowledges that ION and the Company are entering into the Merger Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement and the representations, warranties, covenants and other  agreements of the Shareholder contained herein.

(i)          No investment banker, broker, finder or other intermediary is entitled to  any broker’s, finder’s, financial advisor’s or other similar fee or commission for which ION or the Company is or will be liable in connection with the transactions contemplated hereby based upon arrangements made by or, to the knowledge of the Shareholder, on behalf of the Shareholder.

6.          Certain Covenants of the Shareholder. Except in accordance with the terms of this Agreement, the Shareholder hereby covenants and agrees as follows:

(a)          Subject to Section 7 hereof, prior to the Termination  Date, the Shareholder  shall  not, and shall cause its Affiliates and Subsidiaries not to, shall not authorize its Representatives to, and shall use its reasonable best efforts to cause its and their respective Representatives not to, directly  or indirectly,  (i)  solicit,  initiate,  knowingly   encourage (including   by means of furnishing or disclosing information), knowingly facilitate, approve, endorse, recommend, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) that constitutes, or  may reasonably be expected to result in or lead to, a Company Business  Combination (in each case, other than the Transactions, a “Company Business Combination Proposal”); (ii) furnish or disclose any non-public information about the Company to any Person in connection with, or that could reasonably be expected to lead to, a Company Business Combination  Proposal (except that the Shareholder shall be permitted to disclose non-public information about the Company to its limited partners, members, or shareholders for the limited purpose  of securing  the  corporate  or other power and authority to execute and perform this Agreement, provided the Shareholder takes reasonable efforts to cause such Persons to comply with this Section 6(a)); (iii) enter into any Contract or other arrangement or understanding regarding a Company Business Combination Proposal; or (iv) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing. The Shareholder shall (A) notify ION promptly (and in any event within one Business Day) upon receipt by the Shareholder of any Company Business Combination Proposal, and describe the material terms and conditions of any such Company Business Combination Proposal in reasonable detail (including the identity of the Persons making such Company Business Combination Proposal) and (B) keep ION reasonably informed on a current basis of any modifications or other material developments with respect to such Company Business  Combination Proposal or information. The Shareholder also agrees that, immediately following the execution of this Agreement, the Shareholder shall, and shall  cause its  Affiliates  and Subsidiaries  to,  and shall use its reasonable best efforts to cause its and their respective Representatives to,  cease any solicitations, discussions or negotiations with any Person (other than the parties hereto and their respective Representatives) conducted heretofore in connection with a Company Business Combination Proposal.

Notwithstanding anything in this  Agreement to the contrary,  (i)  the Shareholder  shall  not be responsible for the actions of the Company or the board of directors of the Company (or any committee thereof), any Subsidiary of the Company, or any officers, directors (in their capacity as such), employees and professional advisors of any of the foregoing (the “Company Related Parties”), including with respect to any of the matters contemplated by this Section 6(a), (ii) the Shareholder makes no representations or warranties with respect to the actions of any of the Company Related Parties and (iii) any breach by the Company of its obligations under Section 6.09 of the Merger Agreement shall not be considered a breach of this Section 6(a) (it being understood for the avoidance of doubt that the Shareholder shall remain responsible for any breach by the Shareholder or its, his or her Representatives (other than any such Representative that is  a Company Related Party) of this Section 6(a)).

(b)          The Shareholder hereby agrees not to, directly or indirectly, prior  to  the Termination Date, except in connection  with the consummation of the Merger, (i) other than pursuant to any Secondary Share Purchase Agreement to which the Shareholder may be a party, sell, transfer, pledge, encumber, assign,  hedge,  swap, convert or otherwise  dispose  of (including by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of Applicable Legal Requirements or otherwise), either voluntarily or involuntarily (collectively, “Transfer”), or enter into any Contract or option with respect to the Transfer of any of the Shareholder’s  Covered Shares; (ii) publicly announce any intention to effect any transaction specified in clause (i), or (iii) take any action that would make any representation or warranty of the  Shareholder  contained herein untrue or incorrect or have the effect of preventing or disabling the Shareholder from performing its obligations under this Agreement; provided, however, that nothing herein  shall  prohibit a Transfer to an Affiliate of the Shareholder (a “Permitted Transfer”); provided, further, that any Permitted Transfer shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to ION, to assume all of the obligations of the Shareholder under, and be bound by all of the terms of, this Agreement; provided, further, that any Transfer permitted under this Section 6(b) shall not relieve the Shareholder of its obligations under this Agreement. Any Transfer in violation of this Section 6(b) with respect to the Shareholder’s Covered Shares shall be null and void. Nothing in this Agreement shall prohibit direct or indirect transfers of equity or other interests in a Shareholder.

(c)          The Shareholder hereby authorizes the Company to maintain a copy of this Agreement at either the executive office or the registered office of the Company.

(d)          The Shareholder hereby acknowledges that it has read the Merger Agreement and this Agreement and has had the opportunity to consult with its tax and legal advisors. The Shareholder shall be bound by and comply with Section  6.05  (Confidentiality; Access to Information) of the Merger Agreement (and any relevant definitions contained  in such section)  as if the Shareholder was an original signatory to the Merger Agreement with respect to  such provision.

(e)          The Shareholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against any of ION, the Company or any of their respective successors or directors, challenging the validity of, or seeking to enjoin the operation of,  any provision of this Agreement or alleging a breach of any fiduciary duty of any Person in connection with the evaluation, negotiation or entry into the Merger Agreement.

7.          Further Assurances. From time to time, at ION’s request and without further consideration, the Shareholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to effect the actions and consummate the transactions contemplated by this Agreement. The Shareholder  further agrees not to commence  or participate  in, and to take all actions necessary to opt out of any class action with respect to, any action or claim, derivative or otherwise, against ION, the Sponsors, the Company or any of their respective Affiliates, successors and assigns relating to the negotiation, execution  or delivery of this Agreement, the Merger Agreement or the consummation of the transactions contemplated hereby and thereby (including the Capital Restructuring).

8.          Disclosure. The Shareholder hereby authorizes the Company and ION to publish  and disclose in any announcement or disclosure required by the SEC (or as otherwise required by any applicable securities laws or any other securities authorities), or include in any document or information required to be filed with or furnished to the SEC or the NYSE or NASDAQ, the Shareholder’s identity and ownership of the Covered Shares and the nature of the Shareholder’s obligations under this Agreement and, if deemed appropriate by  the Company  or ION, a copy  of this Agreement. The Shareholder will promptly provide  any information reasonably requested by the Company or ION for any regulatory application or filing made or approval sought in connection with the transactions  contemplated  by  the Merger Agreement (including  filings  with the SEC or the NYSE or NASDAQ).

9.          Changes in Share Capital. In the event of a share split,  share dividend  or  distribution,  or any change in the Company’s share capital by reason of any split-up, reverse share split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Owned Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such share dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

10.          Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise,  except by an instrument in writing signed  by ION, the Company  and the Shareholder. Any party to this Agreement may, at any time prior to the Termination Date, waive any of the terms or conditions  of this  Agreement, or agree to an amendment or modification to this Agreement in the manner contemplated by this Section 10 or Section 11, as applicable.

11.          Waiver. No failure or delay by any party hereto exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The  rights and remedies of the parties hereto hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of a party hereto to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party.

12.          Notices. All notices and other communications hereunder shall be in writing and shall be deemed given: (a) on the date established by the sender as having been delivered personally; (b) one Business Day after being sent by a nationally recognized overnight courier guaranteeing overnight delivery; (c) on the date sent, if sent by email, to the addresses below; or (d) on the fifth Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications, to be valid, must be addressed as follows:

if to the Company or ION following the Closing, to:

Taboola.com Ltd.
2 Jabotinsky Street
Ramat Gan 5250501
Israel
Attention:	General Counsel
Telephone No.:	+972-3-6966966
Email:	legal@taboola.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP
885 Third Avenue
New York, NY 10022-4834
Attention:	Justin G. Hamill Joshua M. Dubofsky Navneeta Rekhi
Email:	justin.hamill@lw.com josh.dubofsky@lw.com navneeta.rekhi@lw.com

and

Meitar, Law Offices
16 Abba Hillel Road
Ramat Gan 52506, Israel
Attention:	Alon Sahar Assaf Naveh
Email:	asahar@meitar.com assafn@meitar.com

and

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017-3982
Attention:	Lee Hochbaum Michael Kaplan
Email:	lee.hochbaum@davispolk.com michael.kaplan@davispolk.com

if to ION prior to the Closing, to:

ION Acquisition Corp. 1 Ltd.
89 Medinat Hayehudim Street
Herzliya 4676672, Israel
Attention:	Anthony Reich
Email:	Anthony@ion-am.com

with a copy (which shall not constitute notice) to:

White & Case LLP
1221 Avenue of the Americas
New York, New York 10020-1095
Attention:	Joel Rubinstein Robert Chung Kristen Rohr
Email:	joel.rubinstein@whitecase.com robert.chung@whitecase.com kristen.rohr@whitecase.com

and

Goldfarb Seligman & Co.
Ampa Tower
98 Yigal Alon Street
Tel Aviv 6789141, Israel
Attention:	Aaron M. Lampert
Email:	aaron.lampert@goldfarb.com

If to the Shareholder, to such address indicated on the Company’s records with respect to the Shareholder or to such other address or addresses as the Shareholder may from time to time designate in writing.

13.          No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in ION any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares of the Shareholder. All rights, ownership and economic benefits of and relating to the Covered Shares of the Shareholder shall remain vested in and belong to the Shareholder, and ION shall have no authority to manage, direct, restrict, regulate, govern or administer any of the policies or operations of Company or exercise any power or authority to direct the Shareholder in the voting or disposition of any of the Shareholder’s Covered Shares, except as otherwise provided herein.

14.          Entire Agreement. This Agreement and the Merger Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof. No representations, warranties, covenants, understandings, agreements, oral or otherwise, with respect to the subject matter contemplated by this Agreement exist between the parties hereto except as expressly set forth or referenced in this Agreement and the Merger Agreement. In the event of any inconsistency, conflict, or ambiguity  as to the  rights  and obligations of the parties hereto under this  Agreement and the  Merger Agreement, the  terms of this Agreement shall control and supersede any such inconsistency, conflict or ambiguity.

15.          No Third-Party Beneficiaries. The Shareholder hereby agrees that its representations, warranties and covenants set forth herein are solely for the benefit of ION in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including  the right to rely upon the representations and warranties set forth herein, and the parties hereto hereby further agree that this Agreement may only be enforced against, and any Legal Proceeding  that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against, the Persons expressly named as parties hereto.

16.          Governing Law and Venue; Service of Process; Waiver of Jury Trial.

(a)          This Agreement and any action, suit, dispute, controversy or claim  arising  out  of this Agreement, or the validity, interpretation, breach or termination of this Agreement, shall be governed by and construed in accordance with the internal law of the State of Delaware regardless of the law that might otherwise govern under applicable principles of  conflicts  of  law  thereof, except to the extent that the laws of the Cayman Islands or of the State of Israel are mandatorily applicable.

(b)          Each of the parties hereto irrevocably consents to the exclusive jurisdiction  and venue of the Chancery Court of the State of Delaware, or, if  such court declines  jurisdiction,  then to any federal court located in Wilmington, Delaware or any appellate court therefrom  in connection with any matter based upon or arising out  of this  Agreement, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such Person and waives and covenants not to assert or plead any objection which they might otherwise have to such manner of service of process. Each of the parties hereto and any Person asserting rights as a third-party beneficiary may do so only if he, she or it hereby waives, and shall not assert as a defense in any legal dispute, that: (i) such Person is not personally subject to the jurisdiction of the above named courts for any reason; (ii) such Legal Proceeding may not be brought or is not maintainable   in   such  court;  (iii)  such  Person’s  property  is  exempt  or  immune   from execution; (iv)such Legal Proceeding is brought in an inconvenient forum; or (v) the venue of such Legal Proceeding is improper. Each of the parties hereto and any Person asserting rights as a third-party beneficiary hereby agrees not to commence or prosecute any such action, claim, cause of action or suit other than before one of the above-named courts, nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit to any court other than one of the above-named courts, whether on the grounds of inconvenient forum or otherwise.  Each of the parties hereto hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, and further consents to service  of process by nationally recognized overnight courier service  guaranteeing  overnight  delivery,  or  by registered or certified mail,  return receipt requested, at its address specified pursuant to Section 12. Notwithstanding the foregoing in this Section 16, any party hereto may commence any action, claim, cause of action or suit  in a court other than the  above-named courts solely  for the  purpose  of enforcing an order or judgment issued by one of the above-named courts.

(c)          TO THE EXTENT NOT PROHIBITED BY APPLICABLE LEGAL REQUIREMENTS WHICH CANNOT BE WAIVED, EACH OF THE PARTIES HERETO AND ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY MAY DO SO ONLY IF HE, SHE OR IT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM RELATING THERETO, WHETHER NOW EXISTING OR HEREAFTER ARISING. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY HERETO NOR ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT. FURTHERMORE, NO PARTY HERETO NOR ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

17.          Assignment; Successors. No party hereto shall assign this Agreement or any part hereof without the prior written consent of the other parties.  Subject  to the  foregoing,  this  Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. Any attempted assignment in violation of the terms of this Section 17 shall be null and void, ab initio.

18.          Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against, the entities  that are expressly named as parties hereto, and  then only with respect to the specific obligations set forth herein with respect to such party. Except to the extent a named party to this Agreement (and then only to the extent of the specific obligations undertaken by such named party in this Agreement), (a) no past, present or future director, officer, employee, incorporator, member, partner, shareholder, affiliate, agent, attorney, advisor or representative or affiliate of any named party to this Agreement and (b) no past, present or future director, officer, employee, incorporator, member, partner, shareholder, affiliate, agent, attorney, advisor or representative or affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations,  warranties, covenants, agreements or other obligations  or liabilities  of  any one or  more of ION, the Company or the Shareholder under this Agreement of or for any claim based on, arising out of, or related to this Agreement or the transactions contemplated hereby.

19.          Enforcement. The  parties hereto agree that irreparable  damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties do not perform their obligations under the provisions  of this  Agreement in  accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (a) the parties shall be entitled to an injunction, specific performance, or other equitable  relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, including the Shareholder’s obligations to vote its Covered Shares as provided in this Agreement, without proof of damages, prior to the valid  termination  of this  Agreement, this being in  addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the transactions contemplated by  this  Agreement and without that right, none of the parties would have entered into  this  Agreement. Each party agrees that  it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at Applicable Legal Requirements  or that an award of specific performance is not an appropriate remedy for any reason at  Applicable  Legal Requirements or equity. The parties  acknowledge  and agree that any party seeking  an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 19 shall not be required to provide any bond or other security in connection with any such injunction.

20.          Severability. Whenever possible, each provision of this Agreement will be interpreted  in such a manner as to be effective and valid under Applicable Legal Requirements,  but  if  any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under Applicable Legal Requirements, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable  under Applicable  Legal Requirements, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible  in  an acceptable manner  in order that the transactions contemplated hereby are  consummated  as originally contemplated  to the greatest extent possible.

21.          Counterparts. This Agreement and any amendment hereto may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement or any amendment hereto by electronic means, including docusign, e-mail,  or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement or any amendment hereto.

22.          Interpretation and Construction. The words “hereof,” “herein” and “hereunder” and words  of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. References to Sections are to Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be  deemed to include the  plural, and any plural term the singular. The definitions contained in this Agreement are applicable to the masculine as well as to the feminine and neuter genders of such term. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be  deemed  to  be followed by the words “without limitation,” whether or  not  they are in  fact followed  by  those words or words of like import. “Writing,” “written” and comparable terms refer to printing,  typing and other means of reproducing words (including  electronic  media)  in  a visible  form.  References to any statute shall be deemed to refer to such statute and to any rules or regulations promulgated thereunder. References to any person include the successors and permitted assigns of that person. References from or through any date mean, unless otherwise specified, from and including  such date or through and including such date, respectively. In the event an ambiguity or  question  of  intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

23.          Capacity as a Shareholder. Notwithstanding anything herein  to the contrary, the Shareholder signs this Agreement solely in the Shareholder’s capacity as a shareholder of the Company, and not in any other capacity and this Agreement shall not limit or otherwise affect the actions of the Shareholder or any affiliate, employee or designee of the Shareholder or any of its affiliates in his or her capacity, if applicable, as an officer or director of the Company or any other Person. The Shareholder shall not be liable or responsible  for any breach, default,  or violation  of  any representation, warranty, covenant or agreement hereunder by any other shareholder that is entering into a similar Agreement and the Shareholder shall solely be required to perform its obligations hereunder in its individual capacity.

24.          Trust Account Waiver. The Shareholder agrees that he, she or it shall be subject  to the terms and conditions of Section 6.07 of the Merger Agreement as though the Shareholder were the Company thereunder and that Section 6.07 (as so modified) is hereby incorporated into this Agreement, mutatis mutandis.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

ION ACQUISITION CORP 1 LTD.

By:	/s/ Anthony Reich
Name: Anthony Reich
Title: Chief Financial Officer

[Signature Page to Company Shareholder Support Agreement]

TABOOLA.COM LTD.

By:	/s/ Eldad Maniv
Name: Eldad Maniv
Title: President & COO

[Signature Page to Company Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

ADAM SINGOLDA

By:	/s/ Adam Singolda
Name: Adam Singolda
Title: Chief Executive Officer

[Signature Page to Company Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

SHAKA TRUST

By:	/s/ Zvi Kenugsbuch
Name: Zvi Kenugsbuch
Title: Trustee

[Signature Page to Company Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

PITANGO VENTURE CAPITAL PRINCIPALS FUND VI, L.P.

By:	/s/ Nechemia Jacob Peres
Name: Nechemia Jacob Peres
Title: Managing Director and Authorized Signatory

By:	/s/ Zeev Binman
Name: Zeev Binman
Title: Managing Director and Authorized Signatory

[Signature Page to Company Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

PITANGO VENTURE CAPITAL FUND VI-A, L.P.

By:	/s/ Nechemia Jacob Peres
Name: Nechemia Jacob Peres
Title: Managing Director and Authorized Signatory

By:	/s/ Zeev Binman
Name: Zeev Binman
Title: Managing Director and Authorized Signatory

[Signature Page to Company Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

PITANGO VENTURE CAPITAL FUND VI, L.P.

By:	/s/ Nechemia Jacob Peres
Name: Nechemia Jacob Peres
Title: Managing Director and Authorized Signatory

By:	/s/ Zeev Binman
Name: Zeev Binman
Title: Managing Director and Authorized Signatory

[Signature Page to Company Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

MARKER TA INVESTMENTS LTD.

By:	/s/ Richard Scanlon
Name: Richard Scanlon
Title: Authorized Signatory

[Signature Page to Company Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

MARKER LANTERN II LTD.

By:	/s/ Richard Scanlon
Name: Richard Scanlon
Title: Authorized Signatory

[Signature Page to Company Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

MARKER II LP. TABOOLA SERIES E, L.P.

By:	/s/ Richard Scanlon
Name: Richard Scanlon
Title: Authorized Signatory

[Signature Page to Company Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

MARKER FOLLOW-ON FUND, L.P.

By:	/s/ Richard Scanlon
Name: Richard Scanlon
Title: Authorized Signatory

[Signature Page to Company Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

By:	/s/ Joey Low
Name: Joey Low

[Signature Page to Company Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

JOEY LOW FAMILY PARTNERS LLC

By:	/s/ Joey Low
Name: Joey Low

[Signature Page to Company Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

WAVELENTTH & CO. FBO FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND

By:	/s/ Chris Gulliver
Name: Chris Gulliver
Title: Corporate Governance Analyst

[Signature Page to Company Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

MAG & CO. FBO FIDELITY GROWTH COMPANY COMMINGLED POOL

By:	/s/ Chris Gulliver
Name: Chris Gulliver
Title: Corporate Governance Analyst

[Signature Page to Company Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

FIAM Target Date Blue Chip Growth
Commingled Pool
By: Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ Chris Gulliver
Name: Chris Gulliver
Title: Corporate Governance Analyst

[Signature Page to Company Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

WAVECHART & CO. FBO FIDELITY SERIES BLUE CHIP GROWTH FUND

By:	/s/ Chris Gulliver
Name: Chris Gulliver
Title: Corporate Governance Analyst

[Signature Page to Company Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

BOOTH & CO. FBO FIDELITY SECURITIES FUND: FIDELITY OTC PORTFOLIO

By:	/s/ Chris Gulliver
Name: Chris Gulliver
Title: Corporate Governance Analyst

[Signature Page to Company Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

M. GARDINER & CO. FBO FIDELITY MT. VERNON STREET TRUST: SERIES GROWTH COMPANY FUND

By:	/s/ Chris Gulliver
Name: Chris Gulliver
Title: Corporate Governance Analyst

[Signature Page to Company Shareholder Support Agreement]